(LOSS) PER SHARE	9 Months Ended
Dec. 31, 2023
Profit or loss [abstract]
(LOSS) PER SHARE

NOTE 15. (LOSS) PER SHARE

Basic earnings per share (“EPS”) is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the period.

Diluted EPS is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The calculation of Basic and Diluted EPS reflect the Pre Funded Warrants as outstanding shares.

The following table reflects the loss and share data used in the basic and diluted EPS calculations (U.S. Dollars in thousands, except per share amounts):

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Numerator (in 000’$)
Net loss attributable to owners of the Company	$(39,373)	$(7,485)	$(50,450)	$(10,163)
Denominator (in 000’)
Weighted average number of shares – Basic and Diluted	20,897	17,039	18,804	15,719
Basic and diluted (loss) per share	$(1.88)	$(0.44)	$(2.68)	$(0.65)

The inclusion of the Company’s share purchase warrants, stock options and RSUs in the computation of diluted loss per share would have an anti-dilutive effect on loss per share and are therefore excluded from the computation. Consequently, there is no difference between basic loss per share and diluted loss per share for the three and nine months ended December 31, 2023 and 2022. The following table reflects the Company’s outstanding securities by year that would have an anti-dilutive effect on loss per share and, accordingly, were excluded from the calculation.

	As of December 31,
	2023	2022
Warrants	9,631,580	–
Stock options	1,963,420	1,217,300
Restricted stock units	378,740	378,740